UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2018

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 11, 2018, the Board of Directors (the “Board”) of Integra LifeSciences Holdings Corporation (the “Company”) approved the adoption of the Company’s Second Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws include a new Section 8.02, which provides that unless the Company consents to the selection of an alternative forum, a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Company’s certificate of incorporation or bylaws or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

The Amended and Restated Bylaws also include a new Section 8.03, which provides that if any provision of the Company’s bylaws is held to be illegal or unenforceable for any reason, the legality and enforceability of the remaining provisions will not be impaired.

In addition to the amendments described above, the Amended and Restated Bylaws rename Article 8 as “MISCELLANEOUS.” Article 8 was previously named “AMENDMENTS.”

The adoption of the Amended and Restated Bylaws became effective on December 11, 2018.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws, attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

3.1	Second Amended and Restated Bylaws of Integra LifeSciences Holdings Corporation, effective as of December 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: December 12, 2018	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Integra LifeSciences Holdings Corporation, effective as of December 11, 2018.